EXHIBIT 10.26


                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made as of the 1st day of March, 1997, between THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the Company) and ANTHONY
J. VALLILLO, an individual (the Officer),

                                 WITNESSETH THAT

         WHEREAS, the Company desires to continue to employ the Officer as a Group Vice President of the Company, and the Officer desires to be employed by the Company as a Group Vice President,

         NOW THEREFORE, in consideration of the foregoing and the respective covenants and agreements of the parties herein contained, and the services to be rendered to the Company pursuant hereto, and in order to provide an incentive to the Officer to remain in the employ of the Company hereafter and, in particular, in the event of any Change in Control (as herein defined) of the Company, thereby establishing and preserving continuity of management, the Parties hereby agree as follows:

         (1) EMPLOYMENT

                  The Company hereby agrees to employ the Officer, and the Officer hereby agrees to serve the Company, at the pleasure of the Board of Directors of the Company, all upon the terms and conditions set forth herein.

         (2)      POSITION AND DUTIES

         The Officer shall be employed by the Company as a Group Vice President, or in such other equivalent or higher officership position as the Company's Board of Directors may determine. The Officer shall accept such employment and shall perform and discharge, faithfully, diligently and to the best of the Officer's abilities, the duties and obligations of the Officer's office and such other duties as may from time to time be assigned to the Officer by, or at the direction of, the Board of Directors of the Company, and shall devote substantially all of the Officer's working time and efforts to the business and affairs of the Company. Although a Change in Control of the Company shall not affect the obligations of the Company and the Officer as set forth in the two preceding sentences, at and after the date of any Change in Control the Company's employment of the Officer shall also be without diminishment in the Officer's management responsibilities, duties or powers.

         (3)      PLACE OF PERFORMANCE

         In his employment by the Company, the Officer shall be based at the executive offices of the Company situated within the Company's statutory service area.

         (4)      COMPENSATION

                  (a) Base Salary. During the term of the Officer's employment hereunder, the Officer shall receive a base salary (Base Salary) at an annual rate of One Hundred Forty Thousand Dollars ($140,000). The Officer's Base Salary rate shall be reviewed by the Board of Directors of the Company contemporaneously with each review of the salary rates of the Company's other officers by said Board of Directors, and may be revised upwards as a result of any such review. The Officer's Base Salary may be revised downwards by said Board of Directors contemporaneously with any general reduction of the salary rates of the Company's other officers.

                  (b) Incentive Compensation. During the term of the Officer's employment hereunder, the Officer shall be eligible to be designated by the Board of Directors of the Company as a participant in each incentive compensation program established for all officers of the Company.

                  For purposes of this Agreement, Total Compensation is defined as the sum of the Officer's Base Salary and any amount paid or payable pursuant to this Section (4)(b).

                  (c) Business Expenses. During the term of the Officer's employment hereunder, the Officer shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Officer (in accordance with the policies and procedures established by the Board of Directors of the Company from time to time for all of the Company's officers) in performing services hereunder, provided that the Officer properly accounts therefor.

                  (d) Benefit Programs. During the term of the Officer's employment hereunder, the Officer shall be entitled to participate in and receive full benefits under all of the Company's employee benefit plans, programs and arrangements for its officers, including, without limitation, its retirement and pension plan programs. Nothing paid to the Officer under any such plan, program or arrangement presently in effect or made available by the Company in the future shall be deemed to be in lieu of compensation to the Officer under any other Section of this Agreement.

                  (e) Vacations and Holidays. During the term of the Officer's employment hereunder, the Officer shall be entitled to the number of paid vacation days in each calendar year determined by the Board of Directors of the Company from time to time for all of the Company's officers, and shall also be entitled to all paid holidays afforded by the Company to its employees.

                  (f) Supplemental Retirement. Upon termination of the Officer's employment, a supplemental retirement benefit shall be payable to him or his beneficiary in accordance with the provisions of this Section (4)(f). The annual supplemental retirement benefit, expressed in the form of a single life annuity beginning at the Officer's Normal Retirement Date (as defined in the Company's Pension Plan), shall be the excess, if any, of (A) less (B), where (A) is 2.0% (.020) of the Officer's highest three-year average Total Compensation times the number of years at termination (not to exceed thirty) of the Officer's service as an employee of the Company, and (B) is the benefit payable under the Company's Pension Plan. Payment of the supplemental retirement benefit shall begin at the same time as the Officer's Pension Plan benefit payments and shall be subject to the same reductions for early commencement. The supplemental retirement benefit may be paid in any form available under the Pension Plan, as elected by the Officer prior to benefit payment commencement. The conversion factors between forms of benefits used for purposes of the Pension Plan shall be used for purposes of the supplemental retirement benefit. The form of payment of the supplemental retirement benefit may be the same or different from the form of payment of the Officer's benefits under the Pension Plan. If the form of payment provides for a death benefit, such benefit shall be payable to the Officer's estate, unless another beneficiary has been designated by the Officer. If the Officer dies prior to the commencement of benefit payments, the death benefit provisions of the Pension Plan shall apply, mutatis mutandis, to the supplemental retirement benefit payable pursuant to this Section (4)(f).

         (5) TERMINATION

                  (a) The Officer's employment hereunder shall terminate upon the Officer's death.

                  (b) The Board of Directors of the Company may terminate the Officer's employment hereunder at any time, with or without Cause. Prior to the date of a Change in Control, the Company shall be deemed to have Cause to terminate the Officer's employment hereunder only upon the Officer's (A) continued failure to perform and discharge the duties or obligations of the Officer's office, or such other duties as may from time to time be assigned to the Officer by, or at the direction of, the Board of Directors, faithfully, diligently, to the best of the Officer's abilities, and in accordance with standards accepted in the electric utility industry, in the opinion of a majority of the members of the Board of Directors of the Company, or (B) misconduct that is injurious to the Company, or (C) conviction of a felony involving the personal dishonesty or moral turpitude of the Officer, or (D) total and permanent physical or mental disability, or (E) absence from work on a full-time basis, due to physical or mental illness, for an uninterrupted 365-day period. On and after the date of a Change in Control, the Company shall be deemed to have Cause to terminate the Officer's employment hereunder only upon the Officer's (F) conviction of a felony involving the personal dishonesty or moral turpitude of the Officer, or (G) total and permanent physical or mental disability, or (H) absence from work on a full-time basis, due to physical or mental illness, for an uninterrupted 365-day period.

                  (c) The Officer may terminate the Officer's employment hereunder, upon at least thirty (30) days' prior Notice of Termination delivered to the Company, for failure of the Company to observe and perform one or more of its obligations under Sections (1), (2), (3) and/or (4) hereof, which failure the Company fails to remedy within such notice period (a Breach by the Company) at a time when the Officer is not in default of any of the Officer's obligations under Sections (1) and/or (2) hereof. The Officer may terminate his employment hereunder in the absence of a Breach by the Company, effective upon at least six
(6) months' prior Notice of Termination delivered to the Company.

                  (d) Notice of Termination. Any termination of employment, by the Company or by the Officer, shall be communicated by delivery of a written Notice of Termination to the other party.

                  (e) Date of Termination. For purposes of this Agreement, the Date of Termination is defined as: if the Officer's employment is terminated (A) by his death, the date of his death, or (B) pursuant to Section (5)(b) or Section (5)(c) hereof, the date specified in the Notice of Termination.

         (6) CONSEQUENCES OF TERMINATION

                  (a) If the Officer's employment terminates by reason of the Officer's death, the Company shall pay to the personal representative and/or spouse of the Officer the Officer's Total Compensation earned prior to the Date of Termination, any amounts payable pursuant to Sections (4)(c), (4)(d) and 4(f) hereof and any benefits or amounts payable under any deferred compensation plan in which the Officer had been a participant, and the Company shall have no further obligation under this Agreement.

                  (b) If the Officer terminates the Officer's employment hereunder in the absence of a Breach by the Company and upon at least six (6) months' prior Notice of Termination, the Company shall pay to the Officer and/or the Officer's personal representative and/or spouse the Officer's Total
Compensation earned prior to the Date of Termination, any amounts payable pursuant to Sections (4)(c), (4)(d) and (4)(f) hereof and any benefits or amounts payable under any deferred compensation plan in which the Officer had been a participant, and the Company shall have no further obligation to the Officer and/or the Officer's personal representative and/or spouse under this Agreement or on account of, or arising out of, the termination of the Officer's employment. The Officer may petition the Board of Directors of the Company for an immediate lump sum payment, in lieu of any amounts payable pursuant to Section (4)(f) hereof on account of the Officer's termination of employment, in an amount equal to the actuarial present value of a supplemental retirement benefit, expressed in the form of a single life annuity beginning at Officer's termination of employment (or age 55, if later), equal to the excess if any of
(A) less (B) where (A) is 2.0% (.020) of the Officer's highest three-year average Total Compensation times the number of years at termination (not to exceed thirty) of the Officer's service as an employee of the Company, and (B) is the benefit payable under the Company's Pension Plan at the Officer's termination of employment (or age 55, if later). The actuarial present value of such supplemental retirement benefit shall be calculated on the basis of the annual yield on thirty-year United States Treasury bonds on the final business day of the month preceding the Date of Termination of the Officer's employment and the 1983 Group Annuity table. The Board of Directors of the Company may grant or deny any such petition by the Officer in its absolute discretion.

                  (c) If the Company terminates the Officer's employment hereunder with Cause, or if the Officer terminates the Officer's employment hereunder in the absence of a Breach by the Company and upon less than six (6) months' prior Notice of Termination, the Company shall pay to the Officer the Officer's full Base Salary earned prior to the Date of Termination, any amounts payable pursuant to Sections (4)(c) and (4)(d) hereof and any benefits or amounts payable under any deferred compensation plan in which the Officer had been a participant, and, provided that the Company is not in default of any of its obligations hereunder, the Company shall have no further obligation to the Officer under this Agreement or on account of, or arising out of, the termination of the Officer's employment.

                  (d)  If  the  Company  terminates  the  Officer's   employment
hereunder without Cause, or if the Officer terminates the Officer's employment hereunder on account of a Breach by the Company:

                           (i)      The Company shall pay to the Officer the
Officer's Total Compensation earned prior to the Date of Termination, any amounts payable pursuant to Sections 4(c) and 4(d) hereof and any benefits or amounts payable under any deferred compensation plan in which the Officer had been a participant.

                           (ii)     The Company shall afford the Officer the
severance benefits set forth on Schedule C attached hereto.

                           (iii) In lieu of any amounts payable pursuant to
Section (4)(f) hereof on account of the Officer's termination of employment, the Company shall pay to the Officer an immediate lump sum amount equal to the actuarial present value of a supplemental retirement benefit, expressed in the form of a single life annuity beginning at the Officer's termination of employment (or age 55, if later), equal to the excess if any of (A) less (B), where (A) is 2.0% (.020) of the Officer's highest three-year average Total Compensation times the number of years at termination (not to exceed thirty) of the Officer's service as an employee of the Company, and (B) is the benefit payable under the Company's Pension Plan at the Officer's termination of employment (or age 55, if later). The actuarial present value of such supplemental retirement benefit shall be calculated on the basis of the annual yield on thirty-year United States Treasury bonds on the final business day of the month preceding the Date of Termination of the Officer's employment and the 1983 Group Annuity table.

                           (iv) The payment to, and acceptance by, the Officer
of any sum of money or benefit prescribed in this Section (6)(d) shall effect and evidence a release by the Officer of any and all claims against the Company on account of, or arising out of, the termination of the Officer's employment.

         (7) CHANGE IN CONTROL

         For purposes of this Agreement, Change in Control shall mean any of the following events:

                  (a) any merger or consolidation of the Company with any corporate shareholder of group of corporate shareholders holding twenty-five percent (.25) or more of the Common Stock of the Company or with any other corporation or group of corporations which is, or after such merger or consolidation would be, or be affiliated with, a shareholder owning at least twenty-five percent (.25) of the Common Stock of the Company; or

                  (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any shareholder or group of shareholders holding twenty-five percent (.25) or more of the Common Stock of the Company, or any affiliate of such shareholder or group of shareholders, of any assets of the Company having an aggregate fair market value of $50 million or more; or

                  (c) the issuance or sale by the Company of any securities of the Company to any shareholder or group of shareholders holding twenty-five percent (.25) or more of the Common Stock of the Company, or to any affiliate of such shareholder or group of shareholders, in exchange for cash, securities or other consideration having an aggregate fair market value of $50 million or more; or

                  (d) the implementation of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any shareholder or group of shareholders owning at least twenty-five percent (.25) of the Common Stock of the Company, or any affiliate of such shareholder or group of shareholders; or

                  (e) any reclassification of securities (including a reverse stock split), or recapitalization of the Company or any other transaction which has the effect, directly or indirectly, of increasing the proportionate share of outstanding shares of any class of equity securities, or securities convertible into any equity securities, of the Company, which is directly or indirectly owned by a shareholder or group of shareholders owning at least twenty-five percent (.25) of the Common Stock of the Company, or any affiliate of such shareholder or group of shareholders.

         The Board of Directors of the Company may, from time to time, by the affirmative vote of not less than a majority of the entire membership of said Board of Directors, at a meeting of said Board of Directors called and held for the purpose, modify the phrase "twenty-five percent (.25)" in one or more of the foregoing Sections (7)(a), (7)(b), (7)(c), (7)(d) and/or (7)(e) to a lesser percentage, but not less than twenty percent (.20).

         (8) ADDITIONAL CONSEQUENCES OF A CHANGE IN CONTROL

                  (a) In the event that a Change in Control has been approved by all necessary shareholder, creditor and regulatory actions, the Company will, not later than the day prior to the date of the Change in Control, pay to the Trustee of The United Illuminating Company Supplemental Retirement Benefit Trust established pursuant to the Agreement, made as of the 1st day of June, 1995 between the Company and State Street Bank and Trust Company, as Trustee, for the benefit of the Officer, cash in an amount equal to: (A) In the event that the Officer's employment has been terminated or will be terminated prior to the date of the Change in Control, a sum, calculated by the Company's independent certified public accountants, reasonably sufficient to pay and discharge the
Company's future obligations, if any, to the Officer and/or his personal representative and/or spouse, under Section (6)(a), Section (6)(b) or Section
(6)(d)  hereof;  or (B) in the event that the Officer's  employment has not been terminated and will not be terminated prior to the date of the Change in Control, a sum, calculated by the Company's independent certified public accountants, reasonably sufficient to pay and discharge the Company's obligations to the Officer under Section (6)(d) hereof assuming, for purposes of such calculation, that the Officer's employment is terminated under said Section
(6)(d) by a Notice of Termination delivered on the date of the Change in Control and specifying an immediate Date of Termination.

                  (b) On and after the date of the Change in Control, the Officer's Base Salary may not be reduced by the Board of Directors to an annual rate less than the rate fixed by the Board of Directors of the Company as a result of its most recent review of salary rates, pursuant to Section (4)(a) hereof, prior to the date of the Change in Control.

         (9) TAX SAVINGS PROVISION

         If any portion of the payments which the Officer has the right to receive from the Company, or any affiliated entity, hereunder would constitute "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code, and not governed by the terms defined in this Agreement) subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, such excess parachute payments shall be reduced to the largest amount that will result in no portion of such excess parachute payments being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

         (10) SUCCESSORS; BINDING AGREEMENT

                  (a) The Company shall pay to the Officer and/or the Officer's personal representative and/or spouse all legal fees and expenses and court costs, if any, incurred by the Officer and/or the Officer's representative and/or spouse in successful litigation to enforce the Officer's rights under this Agreement.

                  (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably satisfactory to the Officer, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement by the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Officer to compensation from the Company in the same amount and upon the same terms as the Officer would be entitled to hereunder if the Officer terminated the Officer's employment upon Breach by the Company, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, the term "the Company" shall include The United Illuminating Company, any parent and any successor to the business or assets of either as aforesaid which executes and delivers the agreement provided for in this Section (10) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                  (c) This Agreement and all rights of the Officer hereunder shall inure to the benefit of and be enforceable by the Officer's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Officer should die while any amounts would still be payable to the Officer hereunder if the Officer had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Officer's devisee, legatee or other designee or, if there be no such designee, to the Officer's estate.

         (11) NOTICE

         For the purpose of this Agreement, notices and all other communications to either party hereunder provided for in the

Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed, in the case of the Company, to The United Illuminating Company, 157 Church Street, New Haven, Connecticut,
Attention: Secretary, or, in the case of the Officer, to the Officer at 157 Church Street, New Haven Connecticut, or to such other address as either party shall designate by giving written notice of such change to the other party.

         (12) MISCELLANEOUS

                  (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is approved by the Board of Directors of the Company and agreed to in a writing signed by the Officer and such officer of the Company as may be specifically authorized by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut.

                  (b) Exhibits A-1 and A-2 attached hereto, showing calculations of supplemental retirement benefits under Section (4)(f), and Exhibit B attached hereto, showing a calculation of a lump sum payment under Section (6)(d)(iii), are incorporated herein by reference and set forth, by example, the parties' intended interpretation and application of such Sections.

         (13) VALIDITY

         The validity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         (14) SURVIVAL

         The provisions of this Agreement shall not survive the termination of this Agreement or of the Officer's employment hereunder, except that the provisions of Sections (4), (6), (8), (9), (10), and (11) hereof shall survive such termination and shall be binding upon the Company's successors and assigns.

         (15) COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

Attest:                    THE UNITED ILLUMINATING COMPANY



  /s/ Kurt Mohlman         By:        /s/ Richard J. Grossi
----------------------        -------------------------------------
Secretary                     Chairman of the Board of Directors
                              and Chief Executive Officer



                                     /s/ Anthony J. Vallillo
                              -------------------------------------
                                         Anthony J. Vallillo

                                   EXHIBIT A-1
                                       To
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                         THE UNITED ILLUMINATING COMPANY
                                       AND

                              MR. ANTHONY VALLILLO
                              --------------------

Sample calculation of supplemental retirement benefits under Section (4)(f).

Assume  the  Officer   retires  upon  the  termination  of  his  employment  and
immediately commences his Pension Plan benefits under the following facts:

(1) Retirement Age                         55 (September 1, 1990)
                                           --------------------------
(2) Actual Service with the Company        33 years 3 months (9/1/90)
                                           --------------------------
(3) Service with the Company               33 years 3 months (9/1/90)
                                           --------------------------
(4) Three-year average Total Compensation  See Calculations Below
                                           --------------------------

Projected Earnings at age 54     $143,580
Projected Earnings at age 53      136,095
Estimated Earnings at age 52      129,000   3-year average - $136,225
Estimated Earnings at age 51      122,275
Estimated Earnings at age 50      115,900   5-year average - $129,370

(A) Target Benefit at Age 55
----------------------------

1. 2.0% of 3-year average earnings times Service (Up to 30 years)
   (.020) x ($136,225) x (30)                                           $81,735
2. Early Retirement Reduction Factor (based on Service)                    .561
                                                                         ------
3. Target Benefit at Age 55: 1 times 2                                   45,853

(B) Pension Benefit at Age 55
-----------------------------

1.  Quantity A                                                          $10,000
2.  Quantity B                                                          119,370
3.  Quantity C                                                          129,370
4.  1% of Quantity A plus 2% of Quantity B:                               2,487
5.  Service with the Company (up to 25 years)                                25
6.  4 time 5                                                             62,175
7.  1/2% of Quantity C (up to $13,000)                                       65
8.  Service with the Company in excess of 25 years                         8.25
9.  7 times 8                                                               536
10. Pension unreduced at age 55: 6 plus 9                                62,711
11. Early Retirement Reduction Factor (based on Service)                   .561
12. Pension payable at age 55: 10 times 11                               35,181
13. Supplemental Pension: A3-B12                                         10,672

                                   EXHIBIT A-2
                                       To
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                         THE UNITED ILLUMINATING COMPANY
                                       AND

                              MR. ANTHONY VALLILLO
                              --------------------

Sample calculation of supplemental retirement benefits under Section (4)(f).

Assume the Agreement terminates but the Officer continues to be employed by the Company for 2 years thereafter before retiring and commencing his Pension Plan benefits under the following facts:

(1)    Retirement Age                            57 (September 1, 1992)
                                                 --------------------------
(2)    Service with the Company

       (a) Before Expiration of Agreement        33 years 3 months
                                                 --------------------------
       (b) After Expiration of Agreement          2 years
                                                 --------------------------
       (c) Total                                 35 years 3 months (9/1/92)
                                                 --------------------------

(3)    Three-year average total Compensation     See Calculations Below
                                                 --------------------------

Projected Earnings at age 56        $159,808
Projected Earnings at age 55         151,477
Estimated Earnings at age 54         143,580   3-year average - $151,622
Estimated Earnings at age 53         136,095
Estimated Earnings at age 52         129,000   5-year average - $143,992

(A) Target Benefit at Age 57
----------------------------

1. 2.0% of 3-year average earnings times Service (Up to 30 years)
   (.020) x ($151,622) x (30)                                           $90,973
2. Early Retirement Reduction Factor (based on Service)                    .655
                                                                         ------
3. Target Benefit at Age 55: 1 times 2                                   59,587

(B) Pension Benefit at Age 57
-----------------------------

1.  Quantity A                                                          $10,000
2.  Quantity B                                                          133,992
3.  Quantity C                                                          143,992
4.  1% of Quantity A plus 2% of Quantity B:                               2,780
5.  Service with the Company (up to 25 years)                                25
6.  4 times 5                                                            69,500

7.  1/2% of Quantity C (up to $13,000)                                       65
8.  Service with the Company in excess of 25 years                        10.25
9.  7 times 8                                                               666
10. Pension unreduced at age 57: 6 plus 9                                70,166
11. Early Retirement Reduction Factor (based on Service)                   .655
12. Pension payable at age 57: 10 times 11                               45,959
13. Supplemental Pension: A3-B12                                         13,628

                                    EXHIBIT B
                                       To
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                         THE UNITED ILLUMINATING COMPANY
                                       AND
                              MR. ANTHONY VALLILLO
                              --------------------

Sample calculation of lump sum payment in lieu of supplemental retirement benefit under Section (6)(d)(iii). Assume the Officer's employment terminates and Section (6)(d) applies under the following facts:

Assume  the  Officer   retires  upon  the  termination  of  his  employment  and
immediately commences his Pension Plan benefits under the following facts:

(1)  Age of Executive at Termination          53 (May 31, 1988)
                                              --------------------------
(2)  Service with the Company                 31 years         (5/31/88)
                                              --------------------------
(3)  Three-year average Total Compensation    See Calculations Below
                                              --------------------------

Projected Earnings at age 53    $136,095
Estimated Earnings at age 52     129,000
Estimated Earnings at age 51     122,275   3-year average = $129,123
Estimated Earnings at age 50     115,900
Estimated Earnings at age 49     109,858   5-year average = $122,626

(A) Target Benefit at Age 51
----------------------------

1.  2.0% of 3-year average earnings times Service (Up to 30 years)
    (.020) x ($129,123) x (30)                                          $77,474
2.  Early Retirement Reduction Factor (based on Service)                  1.000
                                                                         ------
3.  Target Benefit at Age 51: 1 times 2                                  77,474

(B) Pension Benefit at Age 55
-----------------------------

1.  Quantity A                                                          $10,000
2.  Quantity B                                                          112,626
3.  Quantity C                                                          122,626
4.  1% of Quantity A plus 2% of Quantity B:                               2,353
5.  Service with the Company (up to 25 years)                                25
6.  4 times 5                                                            58,825
7.  1/2% of Quantity C (up to $13,000)                                       65
8.  Service with the Company in excess of 25 years                            6
9.  7 times 8                                                               390
10. Pension unreduced at age 55: 6 plus 9                                59,215
11. Early Retirement Reduction Factor (based on Service)                   .561
12. Pension payable at age 55: 10 times 11                               33,220
13. Supplemental Pension: A3-B12                                         44,254

14. Annuity Factor for Determining Lump Sum Value at age 55             10.3880
15. Lump Sum Value at age 55: 13 times 14                               459,711
16. Interest discount factor from age 55 to age 53 (based on 7-1/2%)      .8653
17. Lump Sum Value at age 55, discounted to age 53 15 times 16          397,788

                                   SCHEDULE C



                               Severance Benefits
                               ------------------

At the option of the Officer, exercised by written notice to the Company, the benefits of either (A) or (B) below will be afforded the Officer:

(A)  a lump sum payment in an amount equal to the product of (X)  multiplied  by
     (Y), where:

          (X) is the sum of one-twelfth of the Officer's annual salary rate approved by the Board of Directors of the Company at the time of its most recent review of the salary rates of all of the Company's officers, plus one-twelfth of the cash award(s) that the Officer would earn under the short-term incentive compensation program(s) in which the Officer is a participant on the date of the termination of the Officer's employment, assuming that all of the Officer's program goals for the performance period are achieved at the target level; and
          (Y) is the number of whole and partial years (not to be less than 12 nor more than 24) of the Officer's service deemed as an employee of the Company on the date of termination of the Officer's employment.

(B) The Officer's choice of the addition of six years of age, or six years of service deemed as an employee of the Company, or any combination (not to exceed 6) of whole and partial years of age and whole and partial years of service deemed as an employee of the Company, in the calculation of the benefits payable to the Officer under the Company's retiree medical benefit plan(s) and in the calculation of the benefits payable to the Officer as a supplemental retirement benefit under his Employment Agreement.

Exhibits C-1 and C-2 attached hereto, showing calculations of supplemental retirement benefits under Schedule C, paragraph (B), set forth, by example, the parties' intended interpretation and application of said paragraph.

                                        EXHIBIT C-1
                                             TO
                                    EMPLOYMENT AGREEMENT
                                          BETWEEN
                               THE UNITED ILLUMINATING COMPANY
                                            AND
                                    MR. ANTHONY VALLILLO
                                    --------------------

Sample  calculation  of  supplemental   retirement  benefits  under  Schedule  A
paragraph (B).

Assume the Officer retires on the date of termination of employment based on the following facts:

Actual Date of Termination                              4/1/97
Actual Age of Officer at Termination                    56
Actual Years of Service at Termination                  30

Enhanced Age of Officer at Termination                  62 (+6 years)
Enhanced Years of Service at Termination                30 (+0 years)

Three Year Average Total Compensation                   $140,000

(A) The retirement benefit calculated in accordance with Company's Pension Plan, but with the addition of six years of age.

Gross Pension (Attachment A-1-1)                        $67,605.84
Reduction for Early Retirement Age: 62 years (.0000)          0.00
                                                         ---------
Net Annual Pension                                      $67,605.84

(B) The benefit payable to the Officer under the Company's Pension Plan at the age of 56.

Gross Pension (Attachment A-1-2)                        $67,611.44
Reduction for Early Retirement Age 56 (.3950)            26,706.52
                                                         ---------
Net Annual Pension                                      $40,904.92

Supplemental Retirement Benefit
(A) - (B) = ($67,605.84) - ($40,904.92) = $26,700.92

                                                           Attachment A-1-1



                      THE UNITED ILLUMINATING COMPANY
                      -------------------------------


NAME:    ENHANCED AGE 62

S.S. NUMBER:         -  -


AGE AT RETIREMENT:     62 YRS. AND 0 MOS.
YEARS OF SERVICE:      30 YRS. AND 0 MOS.
VESTED PERCENTAGE:     100%

PREPARER'S NAME:
DATE PREPARED:         4/03/97

                               BENEFIT CALCULATION
                          -------------------------------------         ANNUAL
                                                                        AMOUNT
                                                                       --------
A1 =   1024.00    FIRST 25 YEARS OF PARTICIPATION:
                   1.0%   X   25.0000     X  12076.66 =               $ 3019.17
A2 =    407.00            (NO. OF YRS.)    (QUANTITY A)

A  = 4800XA1/A2    2.0%   X   25.0000     X 127923.34 =                63961.67
   =  12076.66            (NO. OF YRS.)     (QUANTITY B)

B  = 127923.34    YEARS OF PARTICIPATION IN EXCESS OF 25:
                    .5%   X    5.0000     X  25000.00 =                  625.00
C  = 140000.00            (NO. OF YRS.)     (QUANTITY C - MAXIMUM
                                             OF 25000.00)              --------

                                             GROSS PENSION =          $67605.84
                                                                       ========

                                                              Attachment A-1-2



                            THE UNITED ILLUMINATING COMPANY
                            -------------------------------


NAME:    ENHANCED AGE 56

S.S. NUMBER:         -  -


AGE AT RETIREMENT:         56 YRS. AND 0 MOS.
YEARS OF SERVICE:          30 YRS. AND 0 MOS.
VESTED PERCENTAGE:         100%

PREPARER'S NAME:
DATE PREPARED:    4/03/97

                               BENEFIT CALCULATION
                   ------------------------------------                 ANNUAL
                                                                        AMOUNT
                                                                        ------
A1 =   1223.00    FIRST 25 YEARS OF PARTICIPATION:
                   l.0%  X   25.0000       X   12054.21 =             $ 3013.55
A2 =    487.00             (NO. OF YRS.)      (QUANTITY A)

A  = 4800XA1/A2    2.0%  X   25.0000       X  127945.79 =              63972.89
   =  12054.21             (NO. OF YRS.)      (QUANTITY B)

B  = 127945.79    YEARS OF PARTICIPATION IN EXCESS OF 25:
                    .5%  X    5.0000       X   25000.00 =                625.00
C  = 140000.00             (NO. OF YRS.)      (QUANTITY C - MAXIMUM
                                               OF 25000.00)            --------

                                              GROSS PENSION =         $67611.44
                                                                       ========

                                EXHIBIT C-2
                                   TO
                            EMPLOYMENT AGREEMENT
                                  BETWEEN
                       THE UNITED ILLUMINATING COMPANY
                                    AND
                            MR. ANTHONY VALLILLO
                            --------------------

Sample  calculation  of  supplemental   retirement  benefits  under  Schedule  A
paragraph (B).

Assume the Officer terminates on the date of termination of employment and elects to begin receiving his/her vested pension benefit at age 55 based on the following facts:

Actual Date of Termination                           4/1/97
Actual Age of Executive at Termination               50
Actual Years of Service at Termination               24

Enhanced Age of Executive at Termination             50 (+0 years)
Enhanced Years of Service at Termination             30 (+6 years)

Three Year Average Total Compensation                $140,000

(A) The retirement (vested pension) benefit, payable to the Officer at age 55, calculated in accordance with Company's Pension Plan, but with the addition of six years of service.

Gross Vested Pension (Attachment A-2-1)              $67,526.96
Reduction for Early Retirement Age: 55 years (.4390)  29,644.34
                                                      ---------
Net Annual Pension                                   $37,882.62

(B) The vested pension benefit payable to the Officer under the Company's Pension Plan at the age of 55.

Gross Vested Pension (Attachment A-2-2)              $63,876.25
Reduction for Early Retirement Age: 55 years (.5730)  36,601.09
                                                      ---------
Net Annual Pension                                   $27,275.16

Supplemental Retirement Benefit
(A) - (B) = ($37,882.62) - ($27,275.16) = $10,607.46

                                                             Attachment A-2-1



                             THE UNITED ILLUMINATING COMPANY
                             -------------------------------


NAME:    ACTUAL AGE 50

S.S. NUMBER:         -  -


AGE AT TERMINATION:        50 YRS. AND 0 MOS.
YEARS OF SERVICE:          30 YRS. AND 0 MOS.
VESTED PERCENTAGE:         100%

PREPARER'S NAME:
DATE PREPARED:    4/03/97

                               BENEFIT CALCULATION
                   ------------------------------------                 ANNUAL
                                                                        AMOUNT
                                                                        ------
A1 =   1185.00     FIRST 25 YEARS OF PARTICIPATION:
                    1.0%  X   25.0000      X   12392.16 =             $ 3098.04
A2 =    459.00              (NO. OF YRS.)     (QUANTITY A)

A  = 4800XA1/A2     2.0%  X   25.0000      X   127607.84 =             63803.92
   =  12392.16              (NO. OF YRS.)     (QUANTITY B)

B  = 127607.84     YEARS OF PARTICIPATION IN EXCESS OF 25:
                     .5%  X    5.0000      X    25000.00 =               625.00
C  = 140000.00              (NO. OF YRS.)     (QUANTITY C - MAXIMUM
                                               OF 25000.00)            --------

                                              GROSS PENSION =         $67526.96
                                                                       ========

                                                              Attachment A-2-2



                              THE UNITED ILLUMINATING COMPANY
                              -------------------------------


NAME:    AGE 50

S.S. NUMBER:         -  -


AGE AT TERMINATION:        50 YRS. AND 0 MOS.
YEARS OF SERVICE:          24 YRS. AND 0 MOS.
VESTED PERCENTAGE:         100%

PREPARER'S NAME:
DATE PREPARED:    4/04/97

                          BENEFIT CALCULATION
                  ------------------------------------                 ANNUAL
                                                                       AMOUNT
                                                                       ------
A1 =   1131.00    FIRST 25 YEARS OF PARTICIPATION:
                   1.0%  X  24.0000        X   13848.98 =             $ 3323.76
A2 =    392.00             (NO. OF YRS.)      (QUANTITY A)

A  = 4800XA1/A2    2.0%  X  24.0000        X  126151.02 =              60552.49
   =  13848.98             (NO. OF YRS.)      (QUANTITY B)

B  = 126151.02    YEARS OF PARTICIPATION IN EXCESS OF 25:
                    .5%  X    .0000        X   25000.00 =                   .00
C  = 140000.00             (NO. OF YRS.)      (QUANTITY C - MAXIMUM
                                               OF 25000.00)            --------

                                           GROSS PENSION =            $63876.25
                                                                       ========